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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) DECEMBER 5, 2001


                          EME HOMER CITY GENERATION L.P.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                   PENNSYLVANIA
         (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)


    333-92047-03                                     33-0826938
(COMMISSION FILE NUMBER)                    (I.R.S. EMPLOYER IDENTIFICATION NO.)


                     1750 POWER PLANT ROAD
                     HOMER CITY, PENNSYLVANIA    15748-8009
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (724) 479-9011


                                 NOT APPLICABLE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

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Items 1 through 4, 6, 8 and 9 are not included because they are not applicable.

Item 5. OTHER EVENTS

         EME Homer City Generation L.P. hereby files several revised exhibits previously filed with the Registration Statement on Form S-4 (File No. 333-70068), which was declared effective by the Securities and Exchange Commission on November 21, 2001. In addition, EME Homer City hereby files several new exhibits. The exhibits filed hereto and some of the terms used in the following descriptions are more fully described in the Registration Statement previously filed. For more information about these exhibits and these terms, please refer to the Registration Statement.

         The changes to the revised exhibits include the following:

FORM OF FIRST AMENDED AND RESTATED INDENTURE.

         The changes to the first amended and restated indenture consist of clean-up changes, as well as several clarifications, including the following:

         (1) the addition of a provision providing that money held or deposited with the trustee for the benefit of the holders of the pass-through bonds will be held in a segregated account maintained or controlled by the trustee;

         (2) clarification that approvals and actions will be given or taken, as the case may be, by the sole member of the issuer, because it is a limited liability company; and

         (3) the deletion of several provisions regarding the exchange of unregistered bonds for registered bonds because the registered exchange has been effected, and thus these provisions are no longer appropriate.

FORM OF ASSUMPTION AGREEMENT AND FORM OF ASSUMPTION AND RELEASE AGREEMENT.

         The changes to the assumption agreement and the assumption and release agreement clarify that Homer City Funding will assume all obligations on the outstanding bonds and the existing indenture, including all accrued and unpaid interest on the outstanding bonds, to the date of the agreement. To enable Homer City Funding to meet this payment obligation, on the date of the agreement, EME Homer City agrees to transfer funds in an amount equal to the accrued and unpaid interest on the outstanding bonds to The Bank of New York, as trustee and paying agent in regard to the pass-through bonds, to be used to make a portion of the next interest payment on the pass-through bonds.

FORM OF INDENTURE OF TRUST AND SECURITY AGREEMENT.

         The changes to the indenture of trust and security agreement clarify that not only is the issuer of the debt service reserve letter of credit a secured party, but that any party who supports the debt service reserve letter of credit will have an interest in the collateral. This will not dilute the collateral pledged to the pass-through bonds because the amount that could be outstanding under the debt service reserve letter of credit remains the same. For more information regarding the debt service reserve letter of credit, see "Form of Debt Service Reserve Letter of Credit and Reimbursement Agreement" below.



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

FORM OF FACILITY LEASE AGREEMENT.

The changes to the facility lease agreement include the following:

(1) the addition of a provision to the effect that no wintergreen renewal period shall be less than 3 months; and

(2) the addition of a provision to the effect that the facility lease shall be governed by, and construed in accordance with, the laws of the State of Pennsylvania applicable to contracts made and performed in the state.

FORM OF PARTICIPATION AGREEMENT.

The changes to the participation agreement include the following:

(1) a change to Section 4.30 to the effect that material project agreements will be assigned to the collateral agent on behalf of the owner lessors instead of directly to the owner lessors, and that a construction contract relating to the scrubbers will be assigned to the collateral agent as well and will then be subassigned to us;

(2) a change to Section 6.4 to add an additional covenant binding on us which provides that if we enter into permitted trading activities with our affiliates, the contracts with those affiliates will provide that the respective affiliate agrees that liquidated damage claims which it may be owed by us will be subordinate to the prior payment in full of claims of the owner lessors;

(3) a change to Section 6.7 to increase the amount of indebtedness that may be incurred by us as working capital indebtedness from $10 to 20 million, as was disclosed in the Registration Statement referred to above, and a clarification that a swap arrangement that we may enter into will be included as permitted indebtedness;

(4) a change to Article 13 to provide that we will give the owner participant a right of first offer on sales of its undivided interest in the facilities, and to provide that if the owner participant under one facility lease does not elect to exercise its option, we will offer the undivided interest as to which the option was not exercised pro rata to the other owner participants so that 100% of the interests are sold;

(5) a change to Section 5.10 to provide that the security agent, owner lessor and owner participant are each named additional insureds on the insurance policies maintained by us;

(6) changes to Section 6.8 to clarify that guarantees and contingent obligations under specified existing project documents are not prohibited and to change a blanket prohibition on contingent obligations to a prohibition against the incurrence of "material" contingent obligations;

(7) a change to Section 6.9 to clarify that payment of the equity portion of rent to the owner lessor will be permitted if all the conditions in
     Section 6.9 are satisfied, other than the requirement that the debt service reserve account be fully funded. In such cases, payments of the equity portion of rent will be permitted if, after giving effect to payments of the debt portion of rent and other deposits made into the debt service reserve account on the date of such payment, any shortfall in the debt service reserve account;

(8) an addition to Section 6.10 to provide that we cannot make distributions to our partners if there are any outstanding reimbursement obligations under the respective debt service reserve letter of credit;

(9) a clarification to the conditions for the financing of required improvements through the issuance of additional secured lease obligation notes which states that the requisite ratios that must be met in order to permit the financing shall be calculated by two methods, and that regardless of which method of calculation is used, the minimal specified ratio must be met; and

(10) a change to the definition of "permitted investments" to specifically permit the swap arrangements that we may enter into.

FORM OF AMENDED AND RESTATED SECURITY DEPOSIT AGREEMENT.

      The changes to the amended and restated security deposit agreement include the following:

      NEW ACCOUNTS

      The addition of a requirement that we set up two additional unsecured accounts, referred to as the "LD account" and the "NOx reserve account," by September 30, 2002. Funds will be required to be deposited into each of these accounts during the period from September 30, 2003 to the date when specified pollution control equipment at the facilities demonstrates continuous performance at specified levels of NOx concentration during the relevant summer season. We refer to this period as the NOx reserve period.

      The LD account, which will include a sub-account for each owner lessor, will be funded with the payments received on account of performance liquidated damages from the contractor responsible for the installation of the pollution control equipment.

      The NOx reserve account will be funded from our revenue from operations. This has been reflected in the revised priority of payment provisions of the amended and restated security deposit agreement. Funds will be deposited into the NOx reserve account during the NOx reserve period if the equity payment requirements are satisfied, including the prior satisfaction of all payment requirements in respect of the pass-through bonds. The funds deposited will be in an amount equal to three times the expenditures incurred by us for the acquisition of emission allowances actually used during the previous fiscal year. However, expenditures incurred by us for the acquisition of emission allowances under permitted trading activities will not be counted when determining the amount of the funds to be deposited.

      The funds on deposit in the LD account and the NOx reserve account during the NOx reserve period will be used by us to purchase emission allowances to the extent necessary to operate the facilities. Following the expiration of the NOx reserve period, any funds on deposit in these two accounts will be transferred into the equity account for payments required to be made out of that account.

      OTHER CHANGES

      Other changes to the amended and restated security deposit agreement include the clarification of our intention to enter into a swap arrangement with a third party lender. We anticipate that the final swap arrangement will be incurred for working capital purposes, and that the terms of the swap arrangement will be tailored to comply with the restrictions on the incurrence of indebtedness for working capital purposes contained in the participation agreements.

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         In addition to the revised forms of documents described above, the following is a description of the new exhibits filed hereto:

FORM OF AMENDED AND RESTATED INTERCOMPANY LOAN SUBORDINATION AGREEMENT.

    Edison Mission Holdings, each subsidiary guarantor and the collateral agent will enter into an amended and restated intercompany loan subordination agreement. We will refer to lenders under any intercompany loan agreement as the subordinated party and borrowers under any intercompany loan agreement as the intercompany borrower. All our payment obligations on our existing and future intercompany loans will be subject to the amended and restated intercompany loan subordination agreement. Under the amended and restated intercompany loan subordination agreement, the subordinated party will agree to subordinate the intercompany borrower's obligations to it under any intercompany loan agreement to the claims of the collateral agent against us in respect of our obligations under the operative documents and under any permitted indebtedness, which obligations we will refer to as the senior claims.

    SUBORDINATION PROVISIONS

    Under the amended and restated intercompany loan subordination agreement, until the holders of the senior claims have been indefeasibly paid in full:

    - the aggregate amount of all obligations of the intercompany borrower under any intercompany loan, which we will refer to as the subordinated claims, will be subordinate to the prior payment of any senior claims;

    - the intercompany borrower will be prohibited from directly or indirectly making any payment on account of, or transferring any collateral for any part of, the subordinated claims, but the intercompany borrower may make payments of interest and principal on account of the subordinated claims, if these payments are permitted by the amended security deposit agreement;

    - the subordinated party will be prohibited from demanding, suing for or accepting from the intercompany borrower any payment or collateral relating to the subordinated claims or cancelling, setting-off or otherwise discharging any part of any subordinated claims, regardless of the occurrence or continuance of an event of default under the promissory notes evidencing the subordinated claims; and

    - neither the intercompany borrower nor the subordinated party will take any actions prejudicial to or inconsistent with the priority position of the senior claims.

    WRONGFUL COLLECTIONS

    If the subordinated party receives any payments on account of, or collateral for any part of, the subordinated claims in violation of the amended and restated intercompany loan subordination agreement, the subordinated party will be required to deliver this payment or collateral to the collateral agent. Until delivery, this payment or collateral will be held in trust for the holders of the senior claims.

    PROCEEDINGS

    The subordinated party will be prohibited from commencing or joining with other creditors of the intercompany borrower to commence any creditor proceedings against the intercompany borrower. In the event that creditor proceedings are commenced against the intercompany borrower, any distributions that would otherwise be payable with respect to the subordinated claims will be paid to and held by the collateral agent until all senior claims have been indefeasibly paid in full and no holder of subordinated claims will be entitled to receive payments, distributions or any benefit from the subordinated claims.

    After the commencement of any creditor proceedings, the holders of the senior claims may (1) file a proof of debt, claim, suit or otherwise; (2) collect assets of the intercompany borrower distributed, divided or applied on account of the subordinated claims and apply the same to the senior claims until the obligations have been indefeasibly paid in full, the surplus of which will be returned to the subordinated party; (3) vote claims comprising the subordinated claims to accept or reject any plan of partial or complete liquidation, reorganization, arrangement, composition or extension; and (4) take any action in connection with any creditor proceeding which the subordinated party might otherwise take. However, after the commencement of any creditor proceeding, if the holder of a senior claim in a reasonable time after receipt of an inquiry from the subordinated party does not in writing inform the subordinated party of its intention to exercise its rights to assert subordinated claims under clauses (1), (2), (3) and (4) above, the subordinated party may file a proof of claim with respect to subordinated claims and take further steps, not inconsistent with the owner lessor subordination agreements, that it deems proper. However, the subordinated party will have no rights of subrogation, reimbursement, indemnity or rights of recourse to any security held for the senior claims until all senior claims have been indefeasibly paid in full, after which time the subordinated party will be subrogated to the rights of the holders of senior claims to receive payments or distributions of cash, property or securities applicable to the subordinated claims.

    LIMITATION ON ACTIONS

    Until all senior claims have been indefeasibly paid in full, the subordinated party, without the prior written consent of the holders of senior claims shall not:

    - take, obtain or hold, by administrative, legal or equitable action, any of the assets, in violation of the subordination provisions of the amended subordination agreement;

    - accelerate payment of any subordinated claims or require the claims to be paid before the scheduled maturity date;

    - commence, prosecute or participate in any administrative, legal or equitable action against or involving the intercompany borrower relating to the payment or collection of any subordinated claims;

    - enforce or collect any judgment obtained in respect of the subordinated claims;

    - enforce or exercise remedies to collect payment of any subordinated claims or under any lien or other security interest securing any subordinated claims; or

    - enforce or exercise remedies with respect to any covenant, agreement, representation or other undertaking contained in any promissory notes evidencing the subordinated claims.

    ABSOLUTE SUBORDINATION

    The rights of the holders of the senior claims against the subordinated party will remain in full force and effect and will not be impaired or affected by any circumstances.

FORMS OF ASSIGNMENT AGREEMENT AND SUB-ASSIGNMENT AGREEMENT.

         We will enter into an assignment agreement with The Bank of New York, as successor to United States Trust Company of New York, as collateral agent for the benefit of the owner lessors under which we will assign our rights, title and interest, but not our obligations, under the following material project agreements for the term of the facility site leases:

    - Energy Sales Agreement, dated as of March 18, 1999, between us and Edison Mission Financial Marketing and Trading Co.;

    - NOx Agreement, dated as of March 18, 1999, between us and Edison Mission Financial Marketing and Trading Co.;

    - Fuel Supply Agreement, dated as of March 18, 1999, between us and Edison Mission Energy Fuel Services, Inc.; and

    - Turnkey Engineering, Procurement and Construction Contract, dated as of April 7, 1999, between us and ABB Environmental Systems, a division of ABB Flakt, Inc.

         We will also enter into a sub-assignment agreement with The Bank of New York, as successor to United States Trust Company of New York, as collateral agent for the benefit of the owner lessors under which the owner lessors will sub-assign their rights, title and interest under the assigned contracts to us for the term of the facility site leases, except that the termination of the sub-assignment of the Turnkey Engineering, Procurement and Construction Contract will require the consent of ABB Environmental Systems.

FORM OF DEBT SERVICE RESERVE LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT.

         Each owner lessor, Westdeutsche Landesbank Girozentrale, New York Branch, as issuing bank, and Credit Suisse First Boston, New York Branch, as participant, will enter into a debt service reserve letter of credit and reimbursement agreement, which we refer to as the letter of credit. Under each letter of credit, the issuing bank will irrevocably agree to issue a letter of credit to each owner lessor in an amount equal to the owner lessor's percentage interest in the facilities, for the account of the owner lessor, in favor of The Bank of New York, as security agent. The letters of credit will expire on April 1, 2002 and will be in the amount of $35,500,600 in the aggregate. Immediately upon the issuance of the letters of credit, the participant will purchase from the issuing bank an undivided interest in and participation in each letter of credit, each drawing and the other obligations. So long as any commitment under a letter of credit is in effect, the letters of credit are outstanding or the obligations remain unpaid, each owner lessor will remain obligated under the covenants contained in the respective participation agreement and indenture of trust and security agreement, and may not, without the approval of the banks under the letter of credit do any of the following:

    - terminate, amend or otherwise modify any provision of an operative document entered into in connection with the sale-leaseback transaction, if the termination, amendment or modification would adversely affect the priority of payments from the revenue account set forth in the amended and restated security deposit agreement;

    - amend the rent payment dates in the operative documents in a manner adverse to the agent or the banks under the letter of credit; or

    - change the voting requirements in the lease indenture in a manner adverse to the agent or the banks under the letter of credit.

         EVENTS OF DEFAULT

         Under each letter of credit, the following events constitute events of default:

    - any costs and expenses are not paid in full by the owner lessor within 30 days after notice is given to the owner lessor, or any fees are not paid in full within five business days after notice is given to the owner lessor;

    - any amount due by the owner lessor in respect of interest on any loan made under the letter of credit is not paid in full within five business days after its due date;

    - any amount due by the owner lessor in respect of the principal of any loan made under the letter of credit is not paid to Westdeutsche Landesbank Girozentrale, New York Branch, as agent, in full within five business days after its due date;

    - any material representation or warranty made by or on behalf of the owner lessor in the letter of credit, or incorporated into the letter of credit by reference, proves to have been false or misleading in any material respect when made, confirmed or furnished, and the inaccuracy has had or is reasonably expected to have a material adverse effect, and the misrepresentation continues uncured for 30 or more days from the date the owner lessor obtains actual knowledge of the misrepresentation;

    - the owner lessor fails to perform or observe specified covenants or agreements contained in the respective participation agreement, the respective lease indenture or the letter of credit, and the failure continues uncured for 30 or more days after the owner lessor has actual knowledge of the failure;

    - the owner lessor fails to perform or observe the other material covenants contained or incorporated by reference into the letter of credit and the failure continues uncured for 60 or more days from the date the owner lessor obtains actual knowledge of the failure; however, in some circumstances, the period permitted to correct the failure may be extended for an additional 30 days so long as the owner lessor is diligently pursuing the cure; or

    - a specified event of default under the respective lease indenture has occurred and is continuing.


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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
        (a) Not applicable.
        (b) Not applicable.
        (c) Exhibits.


                                  EXHIBIT INDEX

Number    Exhibit
------    -------


3.2                     Form of Amended and Restated Agreement of Limited
                        Partnership of EME Homer City Generation L.P.*

4.1.1                   Form of First Amended and Restated Indenture, dated as of
                        December    , 2001 among Homer City Funding LLC and The Bank
                        of New York, as successor trustee to United States Trust
                        Company of New York.*

4.1.2                   Form of 8.137% Senior Secured Bond due 2019 (included in
                        Exhibit 4.1.1).*

4.1.3                   Form of 8.734% Senior Secured Bond due 2026 (included in
                        Exhibit 4.1.1).*

4.1.4                   Form of Assumption Agreement, dated as of December    ,
                        2001, among EME Homer City Generation, L.P., Homer City OL1 LLC,
                        Homer City OL2 LLC, Homer City OL3 LLC, Homer City OL4 LLC,
                        Homer City OL5 LLC, Homer City OL6 LLC, Homer City OL7 LLC,
                        Homer City OL8 LLC, The Bank of New York as Trustee and Homer
                        City Funding LLC.*

4.2                     Form of Indenture of Trust and Security Agreement, dated as
                        of December   , 2001, between Homer City OL1 LLC and The Bank
                        of New York, as Lease Indenture Trustee and Security Agent.*

4.2.2                   Form of Secured Lease Obligation Note (included in
                        Exhibit 4.2).*

4.3                     Form of Facility Lease Agreement, dated as of December    ,
                        2001, between Homer City OL1 LLC and EME Homer City
                        Generation L.P.*

4.4                     Form of Participation Agreement, dated as of December    ,
                        2001, among EME Homer City Generation L.P., Homer City OL1
                        LLC, Wells Fargo Bank Northwest, National Association, General
                        Electric Capital corporation, and The Bank of New York as
                        Security Agent, Lease Indenture Trustee and Bondholder Trustee.*

4.5                     Form of Owner Lessor Subordination Agreement, dated as of
                        December   , 2001, by and among Homer City OL1 LLC, the
                        Owner Lessor, General Electric Capital Corporation and The Bank
                        of New York, as the Lease Indenture Trustee.*

4.6                     Form of Lease Subordination Agreement, dated as of December
                           , 2001, by and among Homer City OL1 LLC, GE Capital Owner
                        Participant, EME Homer City Generation L.P. and The Bank of
                        New York as Security Agent.*

4.7                     Form of Pledge and Collateral Agreement dated as of December
                           , 2001 made by Edison Mission Holdings Co. in favor of The
                        Bank of New York, as successor to United States Trust Company of New York, as Collateral Agent.*

4.8                     Form of Assumption and Release Agreement, dated as of
                        December   , 2001, among Edison Mission Holdings Co.,
                        Edison Mission Finance Co., EME Homer City Generation L.P.
                        and The Bank of New York, as successor to United States Trust
                        Company of New York.*

4.9                     Form of Open-End Mortgage, Security Agreement and Assignment
                        of Rents, dated as of December   , 2001, among Homer City
                        OL1 LLC, as the Owner Lessor, to The Bank of New York, as
                        Security Agent and Mortgagee (included in Exhibit 4.2).*

10.16.4                 Form of Amended and Restated Guarantee and Collateral
                        Agreement, dated as of December    , 2001, made by EME Homer
                        City Generation L.P. in favor of The Bank of New York as
                        successor to United States Trust Company of New York, as
                        Collateral Agent.*

10.18.2                 Form of Amended and Restated Security Deposit Agreement, dated
                        as of December    , 2001, between EME Homer City Generation L.P.
                        and The Bank of New York as Collateral Agent and Securities
                        Intermediary.*

10.20.4                 Form of Amended and Restated Intercompany Loan Subordination
                        Agreement, dated as of December __, 2001, among Edison Mission
                        Holdings Co., Edison Mission Finance Co., Homer City Property
                        Holdings, Inc., Chestnut Ridge Energy Co., Mission Energy
                        Westside, Inc., EME Homer City Generation L.P. and The Bank
                        of New York, as successor to United States Trust Company of
                        New York.*

10.27                   Form of Designated Account Representative Agreement
                        Relating to the NOx Allowance Program, entered into as
                        of December   , 2001, by and between EME Homer City
                        Generation L.P., Homer City OL1 LLC, Homer City OL2 LLC,
                        Homer City OL3 LLC, Homer City OL4 LLC, Homer City OL5 LLC,
                        Homer City OL6 LLC, Homer City OL7 LLC and Homer City
                        OL8 LLC.*

10.28                   Form of Designated Account Representative Agreement
                        Relating to the Acid Rain Program, entered into as of
                        December   , 2001, by and between EME Homer City Generation
                        L.P., Homer City OL1 LLC, Homer City OL2 LLC, Homer City OL3
                        LLC, Homer City OL4 LLC, Homer City OL5 LLC, Homer City
                        OL6 LLC, Homer City OL7 LLC and Homer City OL8 LLC.*

10.29 Form of Assignment Agreement, dated December , 2001, between The Bank of New York, EME Homer City Generation
                        L.P., Edison Mission Marketing & Trading, Inc. and
                        Edison Mission Energy Fuel Services, Inc.*

10.30                   Form of Debt Service Reserve Letter of Credit and
                        Reimbursement Agreement, dated December , 2001, by and among Homer City OL1 LLC, Westdeutsche Landesbank
                        Girozentrale, New York Branch, Credit Suisse First
                        Boston, New York Branch and Westdeutsche Landesbank
                        Girozentrale, New York Branch.*

10.30.1 Schedule identifying substantially identical agreements to the Debt Service Reserve Letter of Credit and Reimbursement Agreement constituting Exhibit
                        10.30 hereto.*

10.31                   Form of Sub-Assignment Agreement, dated as of December   ,
                        2001, between The Bank of New York, EME Homer City Generation
                        L.P., EME Homer City Generation L.P., Edison Mission
                        Marketing & Trading, Inc., and Edison Mission Energy Fuel
                        Services, Inc.*

* Filed herewith

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


                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized in the City of Irvine, State of California, on the 5th day of December, 2001.


                                    EME HOMER CITY GENERATION L.P.
                                            (Registrant)

                                    General Partner

                                    Mission Energy Westside, Inc.

                                    By: /s/ Kevin M. Smith
                                        -------------------------
                                        Name:  Kevin M. Smith
                                        Title: Vice President and Treasurer






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